Exhibit 10.15

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.

Warrant Series: Series Seed Warrant No. 1	“Date of Issuance”: March 15, 2024 Number of Shares: 3,861,793 (subject to adjustment)

Shinju Spirits, Inc.

COMMON Stock Purchase Warrant

THIS COMMON STOCK PURCHASE WARRANT (this “Warrant”) evidences that, for value received, Shinju Spirits, Inc., a Nevada corporation (the “Company”), hereby certifies that Pronghorn Investment Management, LLC., a Delaware limited liability company or its permitted assigns (the “Registered Holder”), is entitled, subject to the terms set forth in this Warrant, to purchase from the Company, on or before the Expiration Date (as defined in Section 6 below) up to that number of shares set forth above of common stock, $0.0001 par value per share of the Company, at a price of $0.01 per share (subject to adjustment as provided herein). The shares purchasable upon exercise of this Warrant, and the purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Stock” and the “Purchase Price,” respectively.

1. Number of Shares. Subject to the terms and conditions hereinafter set forth in this Warrant, the Registered Holder is entitled to purchase from the Company up to that number of shares (subject to adjustment as provided herein) of Warrant Stock first set forth above.

2. Exercise.

(a) Manner of Exercise. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Date of Issuance first set forth above and on or before the Expiration Date, by the Registered Holder’s delivery to the Company of a duly executed .pdf copy submitted by e-mail (or e-mail attachment) of the Notice of Purchase/Exercise Form appended hereto as Exhibit A (the “Notice of Exercise”), accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Purchase Price may be paid by cash, check or wire transfer. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Registered Holder shall not be required to physically surrender this Warrant to the Company until the Registered Holder has purchased all of the Warrant Stock available to be purchased hereunder and the Warrant has been exercised in full, in which case, the Registered Holder shall surrender this Warrant to the Company for cancellation within five (5) business days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Stock available hereunder shall have the effect of lowering the outstanding number of Warrant Stock purchasable hereunder in an amount equal to the applicable number of Warrant Stock purchased. The Registered Holder and the Company shall maintain records evidencing the number of Warrant Stock purchased and the date of each such purchase. The Registered Holder, and any permitted assignee, by acceptance of this Warrant, acknowledges and agrees that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Stock hereunder, the number of shares of Warrant Stock available for purchase hereunder at any given time may be less than the amount stated on the face of this Warrant.

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(b) Cashless Exercise. In lieu of exercising this Warrant in the manner provided in Section 2(a), the Registered Holder may elect, in whole or in part, at any time or times on or after the Date of Issuance first set forth above and on or before the Expiration Date, to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant to the Company together with notice of such election on the Notice of Exercise duly executed by such Registered Holder or such Registered Holder’s duly authorized attorney, in which event the Company shall issue to such Registered Holder a number of shares of Warrant Stock computed using the following formula:

X =	Y (A-B)
A

Where	X =	The number of shares of Warrant Stock to be issued to the Registered Holder.

	Y =	The number of shares of Warrant Stock being exercised under this Warrant (at the date of such calculation).

A =	The fair market value of a share of Warrant Stock as determined in good faith by the Board of Directors of the Company.

B =	The Purchase Price (as adjusted to the date of such calculation).

(c) Effective Time of Exercise. Any exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which the applicable Notice of Exercise has been delivered. At such time, the person or persons in whose name or names the Notice of Issuance (as defined below) shall be issuable upon such exercise as provided in Sections 2(c) shall be deemed to have become the holder or holders of record of the Warrant Stock referred to in the applicable Notice of Exercise.

(d) Delivery to Holder. As soon as practicable after any exercise of this Warrant in whole or in part, and in any event within five (5) days thereafter, the Company will, at its expense, cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct (subject to the requirements of Section 4(c)), the Warrant Stock purchased hereunder which shall be transmitted by the Company to the Registered Holder by the issuance of an electronic certificate or other book entry on the Company’s electronic capitalization table management software application (e.g., Carta); and:

(i) the Company shall deliver to the Registered Holder a notice or notices of issuance (“Notice of Issuance”) for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

(ii) if this Warrant shall have been exercised in part, the Company shall, at the request of a Registered Holder and upon surrender of this Warrant, properly endorsed, to the Company, at the time of delivery of the Warrant Stock, deliver to the Registered Holder a new Warrant evidencing the rights of the Registered Holder to purchase the unpurchased Warrant Stock previously evidenced by this Warrant, which new warrant shall in all other respects be identical with this Warrant.

3. Adjustments.

(a) Stock Splits and Dividends. If the Company’s outstanding shares of the same class as the Warrant Stock shall be subdivided into a greater number of shares or a dividend in the Company’s shares of the same class as the Warrant Stock shall be paid in respect of the Company’s shares of the same class as the Warrant Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced. If the Company’s outstanding shares of the same class as the Warrant Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

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(b) Reclassification, Etc. In case there occurs any reclassification or change of the outstanding securities of the Company or any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the Date of Issuance, then and in each such case the Registered Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Registered Holder would have been entitled upon such consummation if such Registered Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Section 3.

(c) Adjustment Certificate. When any adjustment is required to be made in the Warrant Stock or the Purchase Price pursuant to this Section 3, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

4. Transfers.

(a) Unregistered Security. The holder of this Warrant acknowledges that none of the Company’s securities (including this Warrant and the Warrant Stock) have been registered under the Securities Act of 1933, as amended (the “Securities Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise (or any securities issued by the Company upon conversion or exchange thereof) in the absence of (i) an effective registration statement under the Securities Act as to the sale of any such securities and registration or qualification of such securities under any applicable U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required. Each Notice of Issuance, or electronic certificate, with respect to Warrant Stock issued upon the exercise of this Warrant (and any securities issued by the Company upon conversion or exchange thereof) shall bear a legend substantially to the foregoing effect.

(b) General Prohibition on Transfers. Neither this Warrant nor any rights hereunder may be assigned or transferred, in whole or in part, other than as specifically described in Section 4(c) below.

(c) Permitted Transfers. This Warrant, along with all rights pursuant hereto, may only be assigned by the Registered Holder, only with all related obligations transferred therewith, to a transferee or assignee (i) that is a subsidiary, affiliate, parent, partner, limited partner, retired partner, member, manager, retired member or holder of equity ownership of a Registered Holder, or (ii) that is an Affiliated Fund or entity of the Registered Holder, which means with respect to a limited liability company or a limited partnership, a fund or entity managed by the same manager or managing member or general partner or management company as the Registered Holder or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company (such a fund or entity, an “Affiliated Fund”); provided, however, the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee in the form attached as Exhibit B hereto; and provided further, that such assignment shall be effective only if the transferee (y) agrees in writing to be bound by all of the terms and restrictions of this Warrant and immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act, and (z) executes and delivers to the Company counterpart signatures to the Investors’ Rights Agreement, Right of First Refusal and Co-Sale Agreement and Voting Agreement (as such terms are defined in that certain Series Seed Preferred Stock Purchase Agreement dated as of the date hereof by and among the Company, the Registered Holder and the other parties thereto), as such agreements may be amended and/or restated after the date hereof, in each case, agreeing to be bound by the terms of such agreements as an Investor (as defined in such agreements) thereunder.

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(d) Warrant Register. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes.

5. Representations and Warranties of the Registered Holder. The Registered Holder hereby represents and warrants to the Company that as of the Date of Issuance:

(a) Authorization. The Registered Holder has full power and authority to enter into this Warrant. The Warrant, when executed and delivered by the Registered Holder, will constitute a valid and legally binding obligation of the Registered Holder, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(b) Purchase Entirely for Own Account. This Warrant is issued to the Registered Holder in reliance upon the Registered Holder’s representation to the Company, which by the Registered Holder’s acceptance of this Warrant, the Registered Holder hereby confirms, that the Warrant to be acquired by the Registered Holder and the Warrant Stock (and any securities issued by the Company upon conversion or exchange thereof) (collectively, the “Securities”) will be acquired for investment for the Registered Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Registered Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By accepting this Warrant, the Registered Holder further represents that the Registered Holder does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Registered Holder has not been formed for the specific purpose of acquiring the Securities.

(c) Disclosure of Information. The Registered Holder has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Securities with the Company’s management.

(d) Restricted Securities. The Registered Holder understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Registered Holder’s representations as expressed herein. The Registered Holder understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Registered Holder must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Registered Holder acknowledges that the Company has no obligation to register or qualify the Securities for resale, except as set forth in that certain Investors’ Rights Agreement by and among the Company, the Registered Holder and the other parties thereto, dated as of the date hereof. The Registered Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Registered Holder’s control, and which the Company is under no obligation and may not be able to satisfy.

(e) No Public Market. The Registered Holder understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

(f) Accredited or Sophisticated Investor. The Registered Holder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

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6. Termination. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the ten (10) year anniversary of the Date of Issuance (the “Expiration Date”). In the event that this Warrant has not be exercised by the Registered Holder as of the Expiration Date, the Warrant shall be automatically exercised prior to termination pursuant to Section 2(b) above.

7. Notices of Certain Transactions. In case:

(a) the Company shall take a record of the holders of its outstanding stock of the same class as the Warrant Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right,

(b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of the Company’s outstanding stock of the same class as the Warrant Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion) are to be determined. Such notice shall be delivered at least ten (10) days prior to the record date or effective date for the event specified in such notice.

8. Reservation of Stock. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

9. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company, the Company will issue and deliver to or upon the order of such Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock called for on the face or faces of the Warrant or Warrants so surrendered.

10. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

11. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

12. No Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall, at its election, either pay cash equal to the product of such fraction multiplied by the fair market value of one share of Warrant Stock on the date of exercise, as determined in good faith by the Company’s Board of Directors, or round up to the next whole share.

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13. Survival of Representations. Unless otherwise set forth in this Warrant, the representations, warranties and covenants contained in or made pursuant to this Warrant shall survive the execution and delivery of this Warrant.

14. Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret any terms of this Warrant, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

15. Miscellaneous.

(a) Governing Law. The validity, interpretation, construction and performance of this Warrant, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of law.

(b) Entire Agreement. This Warrant sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.

(c) Amendments and Waivers. No modification of or amendment to this Warrant, nor any waiver of any rights under this Warrant, shall be effective unless in writing signed by the Company and the Registered Holder. No delay or failure to require performance of any provision of this Warrant shall constitute a waiver of that provision as to that or any other instance.

(d) Successors and Assigns. The terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

(e) Notices. Any notice, demand or request required or permitted to be given under this Warrant shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email (with read receipt confirmed), or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

(f) Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Warrant, (b) the balance of this Warrant shall be interpreted as if such provision were so excluded and (c) the balance of this Warrant shall be enforceable in accordance with its terms.

(g) Construction. This Warrant is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Warrant shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(h) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Registered Holder to exercise this Warrant to purchase Warrant Stock, and no enumeration herein of the rights or privileges of the Registered Holder, shall give rise to any liability of the Registered Holder for the purchase price of any shares of capital stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

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(i) Counterparts. This Warrant may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and the Registered Holder have executed this Warrant as of the Date of Issuance.

the company:

Shinju Spirits, Inc.

By: /s/ Janon Costley

Name: Janon Costley
Title: Chief Executive Officer

Address:
1351- B USt., NW
Washington, DC 20009
Email: Janon@shinjuwhisky.com

ACCEPTED AND AGREED:

The REGISTERED holder:

Pronghorn Investment Management, LLC

By: /s/ Dan Sanborn

Name: Dan Sanborn

Title: Co-Founder

Address:

6220 Avalon Blvd., Suite 220

Alpharetta, GA 30009

Attn: Dan Sanborn

Email: dsanborn@pronghorn.co

With a copy to that shall not constitute notice:

Greenberg Traurig, P.A.

333 S.E. 2nd Avenue

Miami, FL 33131

Attn: John D. Owens, III, Esq.

E-mail: owensjohn@gtlaw.com

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EXHIBIT A

NOTICE OF PURCHASE/EXERCISE FORM

To: Shinju Spirits, Inc.	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant No. 1 of the Series Seed Warrants, hereby irrevocably elects to purchase ____________________ shares of the capital stock covered by such Warrant and herewith makes payment of $____________________, representing the full purchase price for such shares at the price per share provided for in such Warrant.

The undersigned acknowledges that it has reviewed the representations and warranties of the Registered Holder set forth in the Warrant and by its signature below hereby makes such representations and warranties to the Company. Defined terms contained in such representations and warranties shall have the meanings assigned to them in the Warrant.

Acknowledged and agreed to by the REGISTERED Holder:

_____________________________________________________
(Registered Holder)
By: __________________________________________________
(Signature)

Name: ________________________________________________

Title: _________________________________________________

Address: __________________________________________________ __________________________________________________ Email: ________________________

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EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of capital stock covered thereby set forth below, unto:

Name of Assignee	Address/E-Mail Address	No. of Shares

Acknowledged and agreed to by the REGISTERED Holder:

_____________________________________________________
(Registered Holder)
By: __________________________________________________
(Signature)

Name: ________________________________________________

Title: _________________________________________________

Address: __________________________________________________ __________________________________________________ Email: ________________________

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